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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) April 3, 1996

                      AMERICAN CONSOLIDATED GROWTH CORPORATION
                (Exact name of registrant as specified in its charter)

        DELAWARE                   0-16447                     52-1508578
- ------------------------    ------------------------   -----------------------
(State of incorporation)    (Commission File Number)   (IRS Employer ID number)


             8100 EAST ARAPAHOE ROAD, SUITE 309, ENGLEWOOD, CO 80112
            ---------------------------------------------------------
                (Address of principal executive office)    (Zip code)


                                (303) 220-8686
                                --------------
              (Registrant's telephone number, including area code)


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                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Item 1.  CHANGES IN CONTROL OF REGISTRANT.
           See Item 5 below

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
           See Item 5 below

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
           Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
           Not Applicable

Item 5.  OTHER EVENTS.

         On April 4, 1996, the Company executed Subscription Agreements with certain AMGC debt holders to convert $1,599,563 in short term debt into restricted common shares of the Company at one dollar ($1.00) per share, seven (7) year promissory notes and/or a combination thereof.

         Pursuant to the Agreements, on April 5, 1996, the Company issued 368,702 shares of AMGC restricted common stock and promissory notes of $1,230,861 with a seven (7) year term at fourteen percent
         (14) interest.

         Subscribers to the Agreements waived all claims and rights formerly held under the 1994 AMGC Putholder Agreement.

         Although management can provide no assurance the effect of these subscription agreements will result in any specific benefit for AMGC, in the view of management, the potential long term economic benefits over time may have a favorable material impact on the Company's ability to secure new sources of financing and on the future revenues and earnings of the Company.





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         On April 3, 1996, the Company's wholly owned subsidiary, Eleventh
         Hour, Inc. (EHI) announced the opening of a new branch office in Springfield, Missouri. The branch office is managed by Ms. Kris Simpson, formerly a manager in the Overland Park, Kansas office. EHI is a national provider of temporary and permanent employee placement services to businesses, professional and service organizations and government agencies.

         On April 4, 1996 the Executive Committee of the Company announced the results of a meeting of the Board of Directors called on March 27, 1996 at the corporate offices of the Company in Englewood, Colorado. Upon receiving confirmation from Committees of the Board and all Directors on April 3, 1996, results of the meeting were announced as follows:

            The Directors confirmed a Mergers & Acquisitions Committee. Committee members are Mr. Mickey E. Fouts, Chairman and CEO, Mr.
         B. Greg Bohannon, CFO, Mr. Cory J. Coppage, Secretary and Director, and Louis F. Coppage as a special advisor to the Committee.

            The Directors established a Record Date of May 15, 1996 and Meeting Date of June 27, 1996 for a meeting of the shareholders. The meeting is to be held in the conference center at the Englewood Radisson Hotel in Englewood, Colorado at 9:00 AM (Mountain Standard Time).


Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
           Not Applicable

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.
           Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
           On April 4, 1996, the Company announced the Board of Directors passed a resolution changing the fiscal year end of the Company from June 30 to December 31.





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                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 5th day of April, 1996.

                                      By: /s/ Mickey E. Fouts
                                          ----------------------------------
                                              Mickey E. Fouts
                                              Chairman and CEO


Dated 5th day of April, 1996